Exhibit 99.2

No.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

GMAC LLC

6.000% Notes Due December 15, 2011

CUSIP:

GMAC LLC, a Delaware limited liability company (hereinafter called the “Company”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              ($            ) at the office or agency of the Company for such purpose in the Borough of Manhattan, The City of New York, on December 15, 2011, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum at the rate of 6.000% per annum at the office or agency of the Company in the Borough of Manhattan, The City of New York, in like coin or currency from the 15th day of June or December as the case may be, to which interest on the Global Notes has been paid preceding the date hereof (unless the date hereof is June 15 or December 15, to which interest has been paid, in which case from the date hereof, or unless no interest has been paid on the Global Notes since the original issuance of this Global Note, in which case from December 15, 2006), semi-annually on June 15 and December 15, until payment of said principal sum has been made or duly provided for. The first payment to be made on June 15, 2007 is in respect of the period from December 15, 2006 to June 15, 2007. Notwithstanding the foregoing, if the date hereof is after June 15 or December 15, as the case may be, and before the following June 15 or December 15, this Global Note shall bear interest from such June 15 or December15; provided, however, that if the Company shall default in the payment of interest due on such June 15 or December 15, then this Global Note shall bear interest from the next preceding June 15 or December 15 to which interest has been paid or, if no interest has been paid on the Global Notes since the original issuance of the Global Notes, from December 15, 2006. The interest so payable on any June 15 or December 15 will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Global Note is registered at the close of business on the fifteenth day of the calendar month preceding such June 15 or December 15. At the option of the Company, interest may be paid by check to the registered holder hereof entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered holder hereof or other person entitled thereto against surrender of this Global Note. This Global Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 1, 1982 (herein called the “Indenture”), duly executed and delivered by the Company to The Bank of New York (herein called the “Trustee”), successor trustee to Morgan Guaranty Trust Company of New York, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), and may otherwise vary as in the Indenture provided. This Global Note is one of two Global Notes which together represent all of the Company’s 6.000% Notes Due December 15, 2011, limited in initial issuance to the aggregate principal amount of $            . The Global Notes will bear interest, calculated on the basis of a 360-day year consisting of twelve 30-day months.

In case an Event of Default with respect to the 6.000% Notes Due December 15, 2011, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Global Note issued upon the registration of transfer hereof or in lieu hereof, whether or not notation for such consent or waiver is made upon this Global Note.

No reference herein to the Indenture and no provision of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Global Note at the place, at the respective times, at the rate, and in the coin or currency, herein prescribed.

The Company may from time to time, without notice to or the consent of the registered holders of the Global Notes, create and issue further notes (the “further Notes”) ranking pari passu with the Global Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Notes or except for the first payment if interest following the issue date of such further Notes) and so that such further Notes may be consolidated and form a single series with the Global Notes and have the same terms as to status, redemption or otherwise as the Global Notes.

This Global Note may not be redeemed prior to maturity, except as provided below.

If, as a result of any change in or amendment to the laws (including any regulations or rulings promulgated thereunder) of the United States or any political subdivision thereof or therein affecting taxation, or any change in the official application or interpretation of such laws, including any official proposal for such a change, amendment or change in the application or interpretation of such laws, which change, amendment, application or interpretation is announced or becomes effective after December 12, 2006 or which proposal is made after such date, or as a result of any action taken by any taxing authority of the United States which action is taken or becomes generally known after such date, or any commencement of a proceeding in a court of competent jurisdiction in the United States after such date, whether or not such action was taken or such proceeding was brought with respect to the Company, there is, in such case, in the written opinion of independent legal counsel of recognized standing to the Company, a material increase in the probability that the Company has or may become obligated to pay Additional Amounts (as described below), and the Company in its business judgment, determines that such obligation cannot be avoided by the use of reasonable measures available to the Company, not including assignment of the Global Notes, this Global Note may be redeemed, as a whole but not in part, at the option of the Company at any time thereafter, upon notice to the Trustee and the holders of the Global Notes in accordance with the provisions of the Indenture at a redemption price equal to 100% of the principal amount of the Global Notes to be redeemed together with accrued interest thereon to the date fixed for redemption.

The Company will pay to the holder of this Global Note who is a non-United States person (as defined below) such additional amounts as may be necessary in order that every net payment in respect of the principal, premium, if any, or interest, if any, on this Global Note, after deduction or withholding by the Company or any paying agent for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Global Note to be then due and payable before any such deduction or withholding for or on account of any such tax, assessment or governmental charge; provided, however, that the foregoing obligation to pay such additional amounts shall not apply to:

(a) any tax, assessment or other governmental charge which would not have been so imposed but for (i) the existence of any present or former connection between such holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or holder of a power over, such holder, if such holder is an estate, trust, partnership or corporation) and the United States (other than the mere receipt of a payment on a Note or the holding thereof), including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, shareholder of, or holder of a power) being or having been a citizen or resident or treated as a resident thereof or being or having been engaged in a trade or business therein or being or having been present therein or having or having had a permanent establishment therein, or (ii) such holder’s present or former status as a personal holding company, foreign personal holding company, controlled foreign corporation, passive foreign investment company, foreign tax-exempt organization, or foreign private foundation for United States federal income tax purposes or a corporation which accumulates earnings to avoid United States federal income tax; or

(b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the holder of this Global Note for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or

(c) any estate, inheritance, gift, sales, transfer, personal property or excise tax or any similar tax, assessment or governmental charge; or

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments in respect of principal of, premium, if any, or interest (including original issue discount), if any, on this Global Note; or

(e) any tax, assessment or other governmental charge imposed on interest received by a holder or beneficial owner of this Global Note who actually or constructively owns 10% or more of the total combined voting power of all classes of stock of the Company entitled to vote within the meaning of Section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended; or

(f) any tax, assessment or other governmental charge imposed as a result of the failure of the holder or beneficial owner of the Global Note to comply with (i) applicable certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of this Global Note, if such compliance is required by statute, or by regulation of the United States Treasury Department, as a precondition to relief or exemption from such tax, assessment or other governmental charge (including backup withholding) or (ii) any other certification, information, documentation, reporting or other similar requirements under United States income tax laws or regulations that would establish entitlement to otherwise applicable relief or exemption from such tax, assessment or other governmental charge; or

(g) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of the principal of, premium, if any, or interest, if any, on this Global Note, if such payment can be made without such withholding by at least one other paying agent; or

(h) any Note where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 20003/48 EC or any other European Union Directive implementing the conclusions of the ECOFIN (European Union’s Economic and Finance Ministers) Council Meeting of November 26-27, 2000 on the taxation of savings or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(i) any Note presented for payment by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant Note to another paying agent in a Member State of the European Union; or

(j) any combination of items (a), (b), (c), (d), (e), (f), (g), (h) or (i);

nor will such additional amounts be paid to any holder who is a fiduciary or partnership or other than the sole beneficial owner of this Global Note to the extent a settlor or beneficiary with respect to such fiduciary or a member of such partnership or a beneficial owner of the Global Note would not have been entitled to payment of such additional amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Global Note.

The Global Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable thereto. Except as specifically provided herein, the Company shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein.

As used herein, the term “United States” means the United States of America (including the States and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction. “United States person” means a beneficial owner of a Global Note that is for United States federal income tax purposes: (i) a citizen or resident of the United States; (ii) a corporation, or other entity that is treated as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States or any political subdivision thereof; (iii) an estate the income of which is subject to United States federal income taxation regardless of its source; (iv) a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust and (2) one or more United States persons have the authority to control all substantial decisions of the trust. As used herein, the term “non-United States person” means an owner of a Global Note that is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation or partnership, (iii) a nonresident alien fiduciary of a foreign estate or trust.

Upon due presentment for registration of transfer of this Global Note at the office or agency designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, pursuant to the provisions of the Indenture, a new Global Note for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

The Company, the Trustee and any authorized agent of the Company or the Trustee may deem and treat the Holder in whose name this Global Note is registered as the absolute owner of this Global Note (whether or not this Global Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions contained herein, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Global Note is governed by the laws of the State of New York.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

This Global Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture.

WITNESS THE SEAL OF THE COMPANY AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

GMAC LLC

Dated: December , 2006

By:
	Title:	Vice President

By:
	Title:	Assistant Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE
SERIES DESIGNATED THEREIN REFERRED TO
IN THE WITHIN-MENTIONED INDENTURE.

THE BANK OF NEW YORK,
AS TRUSTEE,

By:
Authorized Agent

FOR VALUE RECEIVED the undersigned hereby sells,

assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

    IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________

____________________________________________________________________________________

____________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

____________________________________________________________________________________

the within Global Note of GMAC LLC and hereby irrevocably constitutes and appoints attorney to transfer said Global Note on the books of the within-named Company, with full power of substitution in the premises.

Dated:

SIGN HERE
NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED